UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2014

AMERICAN MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)
Delaware    001-35257    27-0855785

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1400 16th Street, Suite 310 Denver, Colorado (Address of principal executive offices)	80202 (Zip Code)

Registrant’s telephone number, including area code: (720) 457-6060

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD

Investor Presentation

In accordance with General Instruction B.2 of Form 8-K, the following information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This Current Report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

From August 19 to August 20, 2014, Stephen W. Bergstrom, Executive Chairman, President and Chief Executive Officer, Daniel C. Campbell, Senior Vice President & Chief Financial Officer, and Kyle Quackenbush, Director of Finance, attended the Citi 2014 MLP/Midstream Infrastructure Conference in Las Vegas, Nevada. The information included with this Current Report as Exhibit 99.1 includes graphic images or slides that were made available at the meeting. These slides are available for viewing at our website, www.americanmidstream.com, although we reserve the right to discontinue that availability at any time.

This discussion contains forward-looking statements that reflect management’s current views with respect to future events and financial performance. Important factors that could cause actual results to differ materially from the expectations expressed or implied in the forward-looking statements include known and unknown risks. These risks and uncertainties, many of which are beyond our control, include, but are not limited to, the risks set forth in periodic reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2014. Some of these and other risks and uncertainties that could cause actual results to differ materially from such forward-looking statements are more fully described under the heading "Risk Factors.” Except as may be required by applicable law, we undertake no obligation to publicly update or advise of any change in any forward-looking statement, whether as a result of new information, future events or otherwise.

Private Placement Press Release

On August 18, 2014, American Midstream Partners, LP issued a press release announcing an amendment to its previously announced private placement of common units. A copy of the press release covering such announcement is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. See “Exhibits Index” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP By: American Midstream GP, LLC, its General Partner
Date: August 19, 2014	By: /s/ Daniel C. Campbell Name: Daniel C. Campbell Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number        Description

99.1	Presentation on August 19 and 20, 2014 with investors and analysts in Las Vegas, Nevada.
99.2	American Midstream Partners, LP press release dated August 18, 2014.